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                          EFFECTIVE AUGUST 23RD, 2004

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 27, 2004
                                                --------------------------------

Ault Incorporated
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             (Exact name of registrant as specified in its charter)

Minnesota                             0-12611                    41-0842932
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

7105 Northland Terrace  Minneapolis MN 55428
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (763) 592-1900
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              GENERAL INSTRUCTIONS

A.   Rule as to Use of Form 8-K.

     1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

     2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

SEC 873 (6-04)      Potential persons who are to respond to the collection
OMB APPROVAL        of information contained in this form are not required
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


Item 2.02  Results of Operations and Financial Conditions

On September 27, 2004, the Company issued a press release setting forth Ault's first quarter 2005 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated in this Item 12.

Exhibit Index

     99.1  Press release reporting first quarter 2005 financial results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                         AULT INCORPORATED

                                                         By: /s/ Donald L. Henry
                                                            --------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer


Dated: September 27, 2004